UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 26, 2018

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 20, 2018, the Compensation Committee (“Committee”) of Registrant’s Board of Directors approved the Tiffany & Co. Executive Severance Plan (“Plan”). The Plan provides severance benefits (“Severance Benefits”) to eligible employees of Registrant or its affiliates in the event of involuntary termination of employment without Cause, or resignation for Good Reason, in each case prior to a Change in Control (“Cause,” “Good Reason” and “Change in Control” all having the definitions provided in the Plan). Employees of Registrant or its affiliates who, on the date of termination of employment (“Termination Date”), are executive officers of Registrant, as well as those who were executive officers during the 12 months preceding the Termination Date, are eligible to receive Severance Benefits under the Plan (all such eligible employees, “Senior Officers”). As a condition of receiving Severance Benefits under the Plan, Senior Officers must (i) timely execute and not revoke a release and waiver of claims in favor of Registrant and its affiliates, and (ii) agree to certain confidentiality, cooperation, non-competition, non-solicitation and no-hire covenants for the Severance Period (as defined in the Plan).

The Plan provides the following Severance Benefits to Senior Officers in the event of involuntary termination without Cause or resignation for Good Reason: (i) payment of any earned but unpaid base salary, accrued but unused vacation time and any earned but unpaid annual incentive award for any fiscal year completed prior to the Termination Date, calculated based on actual individual and corporate performance, as determined by the Committee; (ii) continued payment of the Senior Officer’s base salary (based on the highest base salary in effect for the Senior Officer during the six months preceding the Termination Date) for a period of 15, 18 or 24 months, depending on the most senior title held by the Senior Officer during the 12 months ending on the Termination Date; (ii) payment of a pro rata portion of any annual incentive award granted for a performance period that includes the fiscal year in which the Termination Date occurs, with such portion to be prorated based on the Senior Officer’s employment during the applicable performance period, and calculated (x) as if any individual portion of such cash incentive award had been calculated at target, and (y) based on the extent of Registrant’s achievement of corporate performance measures, as determined by the Committee; (iii) reimbursement for the cost of continued health care coverage for the Senior Officer and eligible dependents for up to 18 months, (iv) if the termination occurs after July 31 of the then-pending fiscal year, payment of the premium on any life insurance policy provided by Registrant or its affiliates to the Senior Officer that would have been paid during such pending fiscal year had the Termination Date not occurred, (v) upon request, outplacement services for one year and (vi) with respect to any outstanding equity awards, (A) stock options and restricted stock units that would have vested during the 12-month period following the Termination Date had the Termination Date not occurred will vest on the Termination Date, with such options and any other option that is vested but unexercised as of the Termination Date remaining exercisable until the earlier of 12 months following the Termination Date and the ten-year anniversary of the applicable grant date, and (B) performance-based restricted stock units for which the performance period will end within 12 months of the Termination Date will continue to vest following the Termination Date, with the number of units to vest, if any, to be prorated based on the Senior Officer’s employment during the performance period, calculated based on actual performance as determined by the Committee, and settled at the same time that performance-based restricted stock units granted to other executive officers are settled. In the event that a Senior Officer is entitled to severance benefits under an employment agreement or offer letter with Registrant or its affiliates or the terms applicable to any equity award, such Senior Officer will only receive non-cash Severance Benefits under the Plan to the extent they do not duplicate those provided under such employment agreement, offer letter or terms, and will only receive cash Severance Benefits under the Plan if the aggregate amount of such cash Severance Benefits exceeds the aggregate amount of cash severance benefits provided for in such employment agreement or offer letter (in which case no cash severance benefits will be provided under such employment agreement or offer letter).

The foregoing summary of the Plan is not complete and is qualified in its entirety by the Plan, a copy of which is filed as Exhibit 10.41 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 8.01	Other Events.

Registrant makes various grants and awards of cash, stock options and stock units, and provides various benefits, to its executive officers and other management employees pursuant to its 2014 Tiffany & Co. Employee Incentive Plan. As part of its ongoing review of compensation practices and arrangements, on September 20, 2018, the Committee adopted revised stock option and restricted stock unit grant terms, as well as amendments to the form of the retention agreement entered into by executive officers. The forms of such amended terms and agreement are attached as Exhibits 10.25v, 10.25w and 10.40 to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, on September 21, 2018, Registrant’s Board of Directors approved the adoption of the Tiffany & Co. Director Fee Deferral Plan (“Director Fee Deferral Plan”), which permits non-employee directors to elect that all or a portion of their cash retainer fees be deferred and settled by a grant of restricted stock units. The foregoing summary of the Director Fee Deferral Plan is not complete and is qualified in its entirety by the Director Fee Deferral Plan, a copy of which is filed as Exhibit 10.42 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.25v	Terms of Restricted Stock Unit Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised September 20, 2018.

10.25w	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant’s 2014 Employee Incentive Plan, as revised September 20, 2018.

10.40	Form of Retention Agreement with Registrant and Tiffany and Company, adopted September 20, 2018.

10.41	Tiffany & Co. Executive Severance Plan.

10.42	Tiffany & Co. Director Fee Deferral Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: September 26, 2018

EXHIBIT INDEX

Exhibit No.	Description

10.25v	Terms of Restricted Stock Unit Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised September 20, 2018.

10.25w	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant’s 2014 Employee Incentive Plan, as revised September 20, 2018.

10.40	Form of Retention Agreement with Registrant and Tiffany and Company, adopted September 20, 2018.

10.41	Tiffany & Co. Executive Severance Plan.

10.42	Tiffany & Co. Director Fee Deferral Plan.